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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2002

                               TREX COMPANY, INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-14649               54-1910453
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


            160 Exeter Drive
          Winchester, Virginia                        22603-8605
(Address of Principal Executive Offices)              (ZIP Code)


Registrant's telephone number, including area code: (540) 542-6300


                                 Not Applicable
                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5:  Other Events



         By a Final Order entered on May 29, 2002, a United States District Court Judge has dismissed the Consolidated Amended Complaint in the purported securities class action lawsuit that has been pending in the Western District of Virginia against the Company and certain of its officers and directors. The Final Order was accompanied by a Memorandum Opinion granting defendants' motion to dismiss the Consolidated Amended Complaint for failure to state a claim. In the Memorandum Opinion, the Court found that plaintiffs had not pleaded facts raising a strong inference that any disclosure challenged was made with fraudulent intent or was materially misleading or omissive. The claims made in the Consolidated Amended Complaint were discussed under "Legal Proceedings" in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2001, which the Company filed with the Securities and Exchange Commission on March 21, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TREX COMPANY, INC.


Date: June 4, 2002                       /s/ Anthony J. Cavanna
                                         --------------------------------
                                         Anthony J. Cavanna
                                         Executive Vice President and
                                          Chief Financial Officer